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                                                                   Exhibit 10.17
                            SYMBOLOGIC CORPORATION
             EMPLOYEE STOCK OPTION AND RESTRICTED STOCK AWARD PLAN

1  GENERAL PROVISIONS

1.1  Purpose of the Plan

     The purpose of the Employee Stock Option and Restricted Stock Award Plan (the "Plan") is to provide incentives to selected employees of Primus Communications Corporation (the "Company"), and future subsidiaries of the Company, thereby helping to attract and retain the best available personnel for positions of responsibility with the Company and otherwise promoting the success of the business activities of the Company. The incentives will be in the form of options to purchase shares of the Company's common stock and/or restricted stock awards of the Company's common stock.

1.2  Definitions

     As used in this Plan, the following definitions will apply:

     (a) "Employer" shall mean the Company or any parent or subsidiary of the Company that now exists or is hereafter organized or acquired by the Company.

     (b) "Employee" shall mean any person employed by or acting as an agent, contractor, or subcontractor for the Company or parent or subsidiary of the Company that now exists or is hereafter organized or acquired by the Company.

     (c) "Shareholder-Employee" shall mean an Employee who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer. For this purpose, the attribution of stock ownership rules provided in Section 425 (d) of the Internal Revenue Code will apply.

     (d)  "Common Stock" shall mean the Company's common stock, par value
          $0.025.

     (e) "Incentive Stock Options" shall mean incentive stock options within the meaning of Section 422 (a) of the Internal Revenue Code.

     (f) "Nonqualified Stock Options" shall mean any options granted pursuant to this Plan that are not Incentive Stock Options.

     (g) "Award" or "Restricted Stock Award" shall mean Common Stock of the Company granted to an Employee pursuant to and subject to the limitations described in Part III of this Plan, Restricted Stock Award Provisions.

     (h) "Option" shall mean a right to purchase Common Stock of the Company pursuant to Part II of this Plan, Stock Option Provisions. Options will include both Incentive Stock Options and Nonqualified Stock Options.

     (i)  "Optioned Stock" shall mean the Common Stock subject to an Option.

     (j)  "Grantee" shall mean any Employee who receives an Award.

     (k)  "Optionee" shall mean an Employee who receives an Option.

     (l)  "Board" shall mean the Board of Directors of the Company.

     (m) "Committee" shall mean the Committee appointed by the Board in accordance with this Plan.

     (n) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee will not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee.

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1.3  Shares Subject to the Plan

1.3.1  Total Shares Available.
       ----------------------

     (a) The number of shares that may be issued and sold pursuant to Options granted under the Stock Option Provisions of this Plan and that may be issued pursuant to the Restricted Stock Award Provisions of this Plan will not, in the aggregate, exceed 6,700,000 shares of the Common Stock of the Company.

     (b) Common Stock issued under this Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. If any Options granted under this Plan will, for any reason, expire without having been exercised in full, or if any Awards will, for any reason, be forfeited or canceled, the Common Stock not purchased under such options, or so forfeited, will be available again for the purposes of this Plan.

1.3.2  Adjustments to Shares Available.
       -------------------------------

     (a) The number of shares of Common Stock covered by each outstanding Option and Award, the number of shares of Common Stock available for grant of additional Options and Awards, and the price per share of Common Stock specified in each outstanding Option, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock), or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Committee, whose determination in that respect will be final, binding, and conclusive.

     (b) No Option will be adjusted by the Committee pursuant to Section 3 in a manner that causes the Option, if an Incentive Stock Option, to fail to continue to qualify as an Incentive Stock Option.

1.4  Administration of the Plan

1.4.1  The Committee.
       -------------

     (a) This Plan will be administered by the Compensation Committee of the Board or such other Committee as will be appointed by the Board. The Committee will consist of not less than three (3) members of the Board; provided, however, that for as long as the Board consists of one Director, the Plan will be administered by that Director, who shall possess all powers of the Committee hereunder. Once appointed, the Committee will continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members with or without cause, appoint new members in substitution for existing members, and fill vacancies. The Committee will select one of its members as chairman and will hold meetings at such times and places as the chairman or a majority of the Committee may determine.

     (b) A majority of the members of the Committee, if it consists of more than one member, will consist of members of the Board who are not eligible to receive Options or Awards. Members of the Committee who are either eligible for Options or Awards or who have been granted Options or Awards will be counted for all purposes in determining the existence of a quorum at any meeting of the Committee and will be eligible to vote on all matters before the Committee, except only that such members will not vote or otherwise act on the grant or the modification of the terms of any Option or Award granted or to be granted to himself or herself. If the Committee consists of one member, that member may not grant an Option or Award to himself or herself.

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     (c)  The Committee will, if so requested, present a written report to the
          Board indicating the Employees to whom Options and Awards have been granted since the date of the last such report, and, in each case, the date or dates of Options and Awards granted, the number of shares optioned and awarded, and the Option price and Award value per share.

     (d) The Board will have the power at any time to remove all members of the Committee and thereafter to directly administer this Plan as a Committee of the whole. In such an event, all references in the Plan to the "Committee" will refer to the Board.

1.4.2  Powers of the Committee.
       -----------------------

     (a) Subject to the provisions and limitations of this Plan, and any applicable written agreement pursuant to the Plan, the Committee will have the authority and discretion:

          (1) to determine the Employees to whom Options and Awards are to be granted, the times of grant, and the number of shares to be represented by each Option and Award;

          (2) to determine the Option price for the shares of Common Stock to be issued pursuant to each Option, subject to the provisions of paragraph 3 (b) of Part II of this Plan in the case of Incentive Stock Options;

          (3) to authorize any person or persons to execute and deliver Option and Award agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options and Awards by the Committee;

          (4) to make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions and applicable laws.

     (b) All actions of the Committee will be either by (i) a majority vote of all members of the Committee at a meeting of the Committee; or (ii) by unanimous written consent of all members of the Committee without a meeting of the Committee.

     (c) All decisions, determinations, and interpretations of the Committee will be final and binding on all persons, including all Optionees, Grantees, and any other holders or persons interested in any Option or Award, unless otherwise expressly determined by a vote of the majority of the Board. No member of the Committee or of the Board will be liable for any action or determination made in good faith with respect to this Plan.

1.5  Term of the Plan

1.5.1 This Plan will become effective on the earlier of (a) the date of adoption of this Plan by the Board; or (b) the date of shareholder approval of the Plan as set forth below. Unless sooner terminated as provided below, the Plan will terminate on the tenth anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

1.5.2  Amendment or Early Termination.
       ------------------------------

     (a) The Board may terminate this Plan at any time. The Board may amend this Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of a majority of the outstanding shares of the Common Stock, no such revision or amendment will:

          (1) increase the number of shares of Common Stock subject to the Plan other than in connection with an adjustment under Section 3.2 of
               Part I; or

          (2) change the designation of the class of Employees eligible to be granted Options or Awards.

     (b) No amendment or termination of the Plan will affect Options or Awards granted prior to such amendment or termination, and all such Options and Awards will remain in full force and effect notwithstanding such amendment or termination.

1.6  Shareholder Approval

     Continuance of the Plan will be subject to approval of the Plan by affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company at a duly convened meeting of the shareholders of the Company, which approval must occur within twelve (12) months before or after the date of adoption of the Plan by the Board.

2  STOCK OPTION PROVISIONS

2.1  Nonqualified Stock Options and Incentive Stock Options

     Options in the form of Nonqualified Stock Options and Options that qualify as Incentive Stock Options may be granted under the Plan.

2.2   Eligibility for Options

     Options may be granted only to Employees whom the Committee, in its discretion, determines to be key Employees of the Company, a parent, or a subsidiary. The granting of Options will be entirely discretionary with the Committee, and the adoption of this Plan will not confer on any Employee any right to receive any Options unless and until such Options are granted by the Committee. Neither the adoption of this Plan nor the granting of any Options will confer on any Employee any right with respect to continuation of employment, nor will the same interfere in any way with his or her right (or with the right of the Employer) to terminate his or her employment at any time.

2.3   Terms and Conditions of Options

     All Options granted pursuant to this Plan must be authorized by the Committee, and must be documented in written agreements in such form as the Committee will from time to time approve, which agreements will comply with and be subject to all of the following terms and conditions:

     (a)  Number of Shares and Annual Limitation. Each Option agreement will
          --------------------------------------
          state the number of shares subject to the Option. Any number of Options may be granted to a single eligible Employee at any time and from time to time, except that, in the case of Incentive Stock Options, the aggregate fair market value (determined as of the time each Option is granted) of all shares of Common Stock with respect to which Options are exercisable for the first time by such Employee in any one calendar year (under all Incentive Stock Option plans of the Company, its parent, and all of its Subsidiaries taken together) will not exceed One Hundred Thousand Dollars ($100,000).

     (b)  Option Price and Consideration.
          ------------------------------

          (1) The Option price for the shares of Common Stock to be issued pursuant to the Option will be such price as is determined by the Committee, but, in the case of Incentive Stock Options, will in no event be less than the fair market value of the Common Stock on the date of grant of the Incentive Stock Option.

          (2) In the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, is a Shareholder-Employee, the Incentive Stock Option price will be at least one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant of the Incentive Stock Option. The fair market value will be determined by the Committee in its discretion; provided, however, that, if a public market exists for the Common Stock, the fair market value will be the mean of the bid and asked prices of the Common Stock as of the date of grant as reported on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if the Common Stock is listed on a stock exchange, the closing price on the exchange as of the date of grant of the Option.

          (3) The Option price will be payable either (i) in United States dollars on exercise of the Option, or (ii) if so determined by the Committee and specified in the Option agreement, in other property, including, without limitation, Common Stock at its fair market value on the date of exercise.

     (c)  Term of Option. No Stock Option granted pursuant to this Plan will in
          --------------
          any event be exercisable after the expiration of ten (10) years from the date such Option is granted. Subject to the foregoing and other applicable provisions of this Plan, the term of each Option will be determined by the Committee in its discretion.

     (d)  Manner of Exercise: Rights as Shareholder. An Option will be deemed to
          -----------------------------------------
          be exercised when written notice of exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to such notice.

     (e)  Death of Optionee. Unless otherwise provided in an Optionee's written
          -----------------
          agreement pursuant to this Plan, in the event of the death of an Optionee who at the time of his or her death was an Employee and who had been in Continuous Status as an Employee since the date of grant of the Option, the Option will (unless the Committee determines otherwise) terminate on the earlier of (i) one (1) year after the date of death of the Optionee, or (ii) the expiration date otherwise provided in the Option agreement, except that in no event will any Nonqualified Stock Option expire before the end of the ninety (90) day period immediately following the Optionee's death. The Option rights will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

     (f)  Disability of Optionee. Unless otherwise provided in an Optionee's
          ----------------------
          written agreement pursuant to this Plan, if an Optionee's status as an Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code or any shareholder agreement between Employer and Employee), and if such Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and the termination of his or her status as an Employee, his or her Option will terminate on the earlier of (i) one (1) year after the date of termination of his or her status as an Employee, or (ii) the expiration date otherwise provided in his or her Option agreement. The Option will be exercisable by the Optionee at any time prior to such termination date.

     (g)  Termination of Status as an Employee.
          ------------------------------------

          (1) Unless otherwise provided in an Optionee's written agreement pursuant to the Plan, if an Optionee's status as an Employee is terminated at any time after the grant of his or her Option for any reason other than death, disability, or termination by reason of fraud or willful misconduct, as provided in subparagraph 3(g)(2) below, his or her Option will terminate on the earlier of
               (i) the same day of the third month after the date of termination of his or her status as an Employee, or (ii) the expiration date otherwise provided in his or her Option agreement. The Option will be exercisable by the Optionee at any time prior to such termination date, but only to the extent that it was exercisable by the Optionee on the date of termination of employment.

          (2) Unless otherwise provided in an Optionee's written agreement pursuant to the Plan, if an Optionee's status as an Employee is terminated at any time after the grant of his or her Option by reason of fraud or willful misconduct, then his or her Option will terminate on the date of termination of his or her status as an Employee.

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     (h)  Non-Transferability of Options. An Option may not be sold, pledged,
          ------------------------------
          assigned, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     (i)  Date of Grant of Option. The date of grant of an Option will, for all
          -----------------------
          purposes, be the date on which the Committee makes the determination granting such Option. Such date of grant will be specified in the Option agreement.

     (j)  Conditions On Issuance of Shares.
          --------------------------------

          (1) Shares of Common Stock will not be issued with respect to an Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or applicable state securities statutes or other jurisdictions, the rules and regulations promulgated under all such statutes, and the requirements of any stock exchange on which the Common Stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (2) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Company, such a representation is required by any applicable law.

     (k)  Merger, Sale of Assets, etc. In the event of a proposed merger of the
          ---------------------------
          Company with or into any other corporation, or in the event of a proposed sale of substantially all of the assets of the Company, or in the event of a proposed dissolution or liquidation of the Company, the Committee may, in the exercise of its sole discretion, terminate all outstanding Options as of a date fixed by the Committee. In such event, however, the Committee will notify each Optionee of such action in writing not less than ninety (90) days prior to the termination date fixed by the Committee, and each Optionee will have the right to exercise his or her Options prior to such termination date.

     (l)  Substitute Stock Options. In connection with the acquisition or
          ------------------------
          proposed acquisition by the Company or any subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted stock options, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan that confers on the Optionee substantially the same benefits as the old option; provided, however, that the issuance of any new Incentive Stock Option for an old incentive stock option will satisfy the requirements of Section 425 (a) of the Internal Revenue Code.

     (m)  Tax Compliance. The Employer, in its sole discretion, may take any
          --------------
          actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued on exercise of an Option, including, but not limited to (i) withholding from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by the Employer under applicable tax laws, and (ii) withholding from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued on exercise of an Option any amount required to be withheld by the Employer under applicable tax laws. Withholding or reporting will be considered required for purposes of this subparagraph if any tax deduction or other favorable tax treatment available to Employer is conditioned on such reporting or withholding.

     (n)  Other Provisions. Option agreements executed pursuant to this Plan may
          ----------------
          contain such other provisions as the Committee will deem advisable; provided, in the case of Incentive Stock Options, that the provisions are not inconsistent with the provisions of Section 422 (a) of the Internal Revenue Code or with any of the other terms and conditions of this Plan.

3  RESTRICTED STOCK AWARD PROVISIONS

3.1   Restricted Stock Awards

     Common Stock of the Company may be awarded to an eligible Employee in the form of a Restricted Stock Award pursuant to the provisions and subject to the limitations of this Part III.

3.2   Eligibility for Awards

     Awards may be granted only to Employees whom the Committee, in its discretion, determines to be key Employees of the Company, a parent, or a subsidiary. The granting of Awards will be entirely discretionary with the Committee, and the adoption of this Plan will not confer on any Employee any right to receive any Awards unless and until such Awards are granted by the Committee. Neither the adoption of this Plan nor the granting of any Awards will confer on any Employee any right with respect to continuation of employment, nor will the same interfere in any way with his or her right (or with the right of the Employer) to terminate his or her employment at any time.

3.3  Terms and Conditions of Awards

     All Awards granted pursuant to this Plan must be authorized by the Committee, and must be documented in written agreements in such form as the Committee will from time to time approve, which agreements will comply with and be subject to all of the following terms and conditions:

     (a)  Shares Subject to Award. The shares of Common Stock subject to
          ------------------------
          Restricted Stock Awards are as stated in Section 3 of Part I.

     (b)  Escrow. Stock certificates evidencing shares of Common Stock granted
          -------
          as a Restricted Stock Award will be issued in the name of the Grantee and deposited in escrow with an escrow service chosen by the Committee (the "Escrow Agent") to be held by the Escrow Agent subject to the terms hereof and subject to delivery to the Grantee or redelivery to the Escrow Agent in accordance with the terms and provisions of this
          Part III. By acceptance of an Award, the Grantee grants an irrevocable power of attorney to the Escrow Agent to transfer and deliver such Common Stock and stock certificates evidencing the same in accordance with the terms and provisions hereof and the directions of the Committee given pursuant to this Plan.

     (c)  Dividends and Voting Rights. During the period while the stock
          ----------------------------
          certificates evidencing restricted stock are held in escrow as provided in this Plan, all dividends payable with respect to such stock will be paid by the Escrow Agent directly to the Grantee named therein and such Grantee will be entitled to exercise all voting rights with respect to such stock, all in the same manner and to the full extent as though such stock were held by the Grantee free of the escrow.

     (d)  Escrow Stock not Transferable. No transfer or other disposition of
          ------------------------------
          Common Stock held in escrow under this Plan may be made by the Grantee as long as such stock is held under and remains subject to the escrow.

     (e)  Release of Stock from Escrow. Common Stock held in escrow pursuant to
          -----------------------------
          the provisions of this Part III will be released from such escrow by the delivery of the stock certificate evidencing such shares to the Grantee (or, in the case of death or disability of the Grantee, to the Grantee's estate or legal guardian) at:

          (1) The completion by the Grantee of such number of years or other periods of Continuous Status as an Employee measured from the date of the Award as the Committee will determine;

          (2)  The death of the Grantee;

          (3) The determination by the Committee, acting in its sole discretion, to authorize the release of such stock to the Grantee on the occurrence of any event that the Committee determines to warrant such release; or

          (4) The occurrence of a change in control of the Company. The term "control" will refer to the acquisition of twenty percent (20%) or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that, for the purposes of this subparagraph, no change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, twenty percent (20%) or more of the voting securities of the Company, the full Board of Directors will have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer. For purposes of this subparagraph, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

     (f)  Termination of Employment. If Grantee ceases to be an Employee during
          -------------------------
          the period that any Common Stock is held in escrow hereunder for the Grantee's account, other than by reason of death, normal retirement, or approved early retirement (and such Common Stock is not then subject to release under items (1), (2), or (4) of Section 3 (e) above), such stock will be forfeited to the Company and all rights of the Grantee with respect thereto terminated, unless, in the case of termination by act of the Company, the Committee, within thirty (30) days following such termination, authorizes the release of such Common Stock to such Grantee under the authority granted to it by item (3) of
          Section 3 above. On the expiration of such 30-day period without action by the Committee to release such Common Stock to the Grantee, the Common Stock will be deemed forfeited and the stock certificates evidencing the same will be redelivered to the Company, whereupon they will be canceled and retired.

CERTIFICATE OF ADOPTION

I certify that this Plan was approved by the shareholders of the Company on November 29, 1993.

I certify that this Plan was amended by the shareholders of the Company on December 2, 1994.



 /s/ Steven L. Sperry
________________________________________________
Steven L. Sperry, Chairman of the Board

Attest:



 /s/ Kenneth L. Block
________________________________________________
Kenneth L. Block, Secretary